UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          OREGON                     0-12853                    93-0370304
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)


13900 NW Science Park Drive, Portland, Oregon                      97229
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141




                                    No Change

          (Former name or former address, if changed since last report)

Item 5.  Other Events

         See Item 12 below.

Item 12.  Results of Operations and Financial Condition.

         On October 9, 2003, Electro Scientific Industries, Inc. (the "Company") announced its financial results for the first quarter of fiscal 2004. The Company's press release announcing this event is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

                  99.1     Press release dated October 9, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 9, 2003.


                                       Electro Scientific Industries, Inc.



                                       By /s/ J. Michael Dodson
                                         ------------------------------------
                                         J. Michael Dodson
                                         Senior Vice President of Administration
                                         and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description

99.1              Press release dated October 9, 2003.